Exhibit 10.32



                                LEASE

 THIS LEASE is made this 22nd of day of September, 1986, by and between HUNTER INDUSTRIAL VENTURE, a Missouri Joint Venture General
 Partnership (hereinafter referred to as "Landlord") and SIMMONS U.S.A. CORPORATION, a Delaware Corporation, (hereinafter referred to as "Tenant"), who hereby mutually covenant and agree as follows:

 1.0 PREMISES: Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant, and Tenant hereby lets from Landlord premises consisting of approximately 66,665 square feet of floor area, commonly known as 1758 North Topping, Kansas City, Missouri, being that part of the real estate described on an exhibit which is attached hereto and made a part hereof, identified as Exhibit "A" (hereinafter sometimes referred to as the "Real Estate") and more particularly described as outlined in red on the site plan which exhibit is attached hereto and made a part hereof and identified as Exhibit "B", together with easements hereinafter granted to Tenant and all other appurtenances belonging to or in any way pertaining to the said premises (such premises, improvements and appurtenances hereinafter sometimes jointly or severally, as the context requires, referred to as "Leased Premises").

     1.1 Reservations by Landlord: Landlord excepts and reserves the roof and exterior walls of the Leased Premises, and further, upon giving Tenant prior written notice except for emergencies, reserves the right to place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like, in, over, through and upon the Leased Premises as may be reasonably necessary or advisable for the servicing of the Leased Premises or any other portions of the Real Estate. Landlord shall not unreasonably interfere with Tenant's use and enjoyment of the Leased Premises.

     The Landlord reserves the right, without invalidating this Lease at any time, and from time to time, (i) make alterations, changes and additions to the Leased Premises and other improvements in the Real Estate (including without limitation the Leased Premises in which the Leased Premises are located), (ii) to add additional areas to the Real Estate and/or exclude areas therefrom (subject to adjustments

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 for common area maintenance and charges hereinafter referred to),
 (iii) to construct additional buildings and other improvements in the Real Estate and (iv) to remove or relocate the whole or any part of any building or other improvement in the Real Estate. Provided, however, Landlord shall obtain Tenant's written consent and approval, which Tenant shall not unreasonably withhold or delay, if any of the foregoing items affect the Tenant's Leased Premises, materially affects Tenant's access to the Leased Premises, or Tenant's guaranteed parking spaces as provided for elsewhere in this Lease.

     1.2 COMMON AREAS: The Common Areas of the Real Estate shall consist of all those portions of the Real Estate which shall not be occupied by buildings and as more specifically depicted on Exhibit "B". The general term "Common Areas" includes, without limitation, all parking areas, aisles, driveways, entrances, exits, walkways, sidewalks, roadways, service roads, surface drainage facilities, traffic control signs and fences.

     1.2 (i) Landlord hereby grants to Tenant for the duration of the term of this Lease:

       (a) A non-exclusive easement appurtenant to the Leased Premises, over and upon the Common Areas of the Real Estate except for loading facilities to adjacent areas and striped parking areas for the purpose of foot and vehicular ingress and egress, and the parking of motor vehicles of suppliers, licensees, agents, employees and business invitees of Tenant, to be used in common with only other occupants of the Real Estate (the "Occupants"), their employees and business invitees, suppliers, licensees and agents all of which users shall be collectively referred to as the "Permittees". The Leased Premises shall at all times have reasonable, adequate and direct access to the Common Areas and through them to the streets adjacent to the Real Estate. The loading facilities and exclusive parking areas shall not be subject to such use in common but shall be used exclusively by Tenant. No charge shall be made for the use of the Common Areas, except as otherwise set forth in this Lease.

       (b) An easement appurtenant to the Leased Premises over the Common Areas of the Real Estate for the purpose of working on the construction, maintenance, repair, restoration, demolition and rebuilding of Tenant's leasehold improvements in the Leased Premises, subject to Landlord's approval as provided elsewhere herein.

       (c) An easement to go upon the Common Areas of the Real Estate and to perform any obligation of Landlord that Tenant is permitted to do under the terms of this Lease.

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     1.2 (ii) Landlord covenants and agrees that the parking and Common
 Areas shown on Exhibit "B" shall not be altered as to diminish
 Tenant's guaranteed parking or materially adversely affect access to Tenant's Leased Premises throughout the term of this Lease and all extensions thereof, and that except as herein otherwise provided, no building, fence, wall, sign or other obstruction shall be erected or maintained which shall substantially affect the Leased Premises or any portion thereof without prior written consent of Tenant. Landlord shall not alter the size or location of curb cuts or private drives that provide access to the Real Estate as shown on Exhibit "B" without prior written consent of Tenant if the same would have a material adverse affect on Tenant. Landlord may designate portions of the Common Areas as parking spaces for employees, suppliers, licensees, agents and business invitees of Occupants of the Real Estate including Tenant's 75 exclusive parking spaces.

     1.2 (iii) During the entire term of this Lease and all extensions thereof, Landlord shall maintain and repair the entire Common Areas, and keep same in good condition. Landlord's obligation shall, without limiting the generality thereof, include the following:

     (a) Major resurfacing of walks, drives and parking areas.

     (b) Keeping the walks, drives and parking areas in substantially the same condition as the same it is in as of the date of signing of this Lease with substantially the type of surfacing material.

     (c) Cleaning, painting, striping, rubbish, debris, snow and ice removal, removal of soil and stone washed into Common Areas, drainage, lighting fixtures, and all other tasks necessary to maintain the parking and Common Areas in a clean, safe and orderly condition.

     (d) Maintaining all curbs, parking dividers, landscape enclosures, fences and retaining walls in good condition and repair.

     (e) Placing, keeping in repair and replacing any necessary appropriate directional signs, markers and lines, as may be necessary to maintain the safe and free flow of traffic into, out of and within the Real Estate.

     (f) Keeping in repair and replacing artificial lighting facilities, if any.

     (g) Maintaining all landscaped areas, making such replacements of shrubs and other landscaping as is necessary, and keeping said areas at all times adequately weeded, fertilized and watered.

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         (h) Maintaining all utility lines within the Real Estate that are not the responsibility of the utility company or of any other tenant.

     1.2 (iv) Landlord shall not permit the use of the Common Areas by any person or legal entity other than the Permittees of the Real Estate.

     1.2 (v) (a) Tenant agrees to reimburse Landlord for Tenant's proportionate share of the expense of maintaining and repairing the Common Areas which shall be determined by the ratio of the actual net ground floor area of the Leased Premises to the total net floor area of all the buildings located within the Real Estate (hereinafter referred to as Tenant's "Proportionate Share") as shown on Exhibit "B". In the event for any reason, additional buildings not shown on Exhibit "B" are at any time constructed within the Real Estate, whether owned by Landlord or any Occupants, the percentage shall be appropriately adjusted as of the day said additional buildings are completed. Tenant shall not reimburse Landlord for any part of the cost of any capital improvements or replacements or repairs of a structural or capital nature to the Common Areas, or the repair of any part of the Common Areas that was inadequately designed or defectively constructed.

         (b) Tenant shall promptly pay to Landlord its share of the expenses for said maintenance and repair after receipt of an itemized statement of Common Area expenses, however, Tenant, prior to payment, may require Landlord to produce at the Real Estate or Tenant's notice address as provided for in Section 33.0, itemized expenses and bills, invoices, contracts and evidence of payments to support these expenses. Payments under this Section 1.2 (v) (b) shall be prorated on a monthly basis for statements covering periods in which the first and last days of the term occur.

     1.2 (vi) (a) If Landlord fails in a substantial way to maintain the Common Areas, which directly and materially affect the Leased Premises and such failure constitutes an act of default under Section
 23.0 after notice from Tenant, Tenant may temporarily for a period not to exceed thirty days require Landlord to cease maintaining the Common Areas and assume the obligations of the Landlord contained in Section
 1.2 with respect to those Common Areas outlined on Exhibit "C" attached hereto and made a part hereof, by giving Landlord thirty (30) days advance written notice to this effect.

 2.0 TERM: The initial term of this Lease shall be for a period of 125 1/2 months, commencing on the date Landlord substantially completes the Landlord's improvements as hereinafter referred to in Section 3.4 and Tenant accepts said Landlord's improvements by taking possession of the Leased



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 Premises, or the date Five and One Half (5 1/2) months prior to the date Tenant commences to pay rent (hereinafter sometimes referred to as "Commencement Date"); (and the rent shall commence within ten days following the expiration of Five and One Half (5 1/2) months of completion of the Landlord's Improvements as defined in paragraphs 3.4(a) and (b)) and expiring 125 1/2 months thereafter unless sooner terminated as herein set forth, and thereafter, month-to-month. RENTS FOR THE FIRST FIVE AND ONE HALF (5 1/2) MONTHS OF THE LEASE TERM SHALL BE ABATED. Upon the commencement of the Lease term, Landlord and Tenant shall execute a letter stating the Commencement Date and Termination Date of the Lease and said letter shall thereafter be attached hereto as Exhibit "D" and made a part hereof.

     2.1 (a) So long as Tenant is not in default under the Lease, Tenant shall have and is hereby expressly granted the right to extend this Lease for two (2) additional successive terms of five (5) years each at a rental based upon the fair market rent of the Leased Premises and upon all of the same terms, provisions and conditions herein contained, by giving to Landlord written notice of each such extension at least six (6) months prior to the commencement of each such additional term.

     (b) The amount of rent payable for each such additional five (5) year term shall be a sum equal to the Market Rent determined from an appraisal performed at the beginning of the tenth lease year and the beginning of the fifteenth (15th) lease year in the event Tenant exercises its right to extend the Lease for the second five (5) year period, in accordance with the provisions hereafter provided for in subparagraph 2(1)(c), the cost of the appraisal shall be paid by Landlord.

     (c) At the beginning of the tenth lease year and at the beginning of the fifteenth lease year in the event Tenant exercises its right to extend the Lease of the Leased Premises, Landlord shall cause an appraisal to be performed in order to determine the market rent of said Leased Premises. Such appraisal shall be made at Landlord's expense, by a MAI appraiser fully qualified to determine the market rent of the Leased Premises, such appraiser to be selected by Landlord, subject to the approval of Tenant, not to be unreasonably withheld. The "Renewal Rent" shall be an amount which is Ninety (90%) percent Of the sum determined to be the market rent of the Leased Premises pursuant to the appraisal. Notwithstanding anything to the contrary herein, the Renewal Rent during the first five year renewal period shall not exceed $269,326.60 per year or $22,443.88 ($4.04 per square foot per year) per month.

 3.0 POSSESSION: Landlord shall, prior to the Commencement of the Lease, construct at Landlord's sole cost and expense, Tenant's improvements on the Leased Premises in accordance with the plans and specifications mutually agreed upon by Landlord and Tenant. The completed Tenant's improvements are collectively referred to herein as the "Improvements".

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       3.1 Within five (5) days following the date this
       Agreement is fully executed, Landlord shall, at its sole cost and expense, have preliminary plans of the Improvements prepared and three (3) copies thereof delivered to Tenant. Such preliminary plans shall consist of: (i) a building floor plan showing general location of all truck doors, pedestrian and fire exits, office and restroom locations,
       (ii) an office layout showing all offices and restrooms and all normal appurtenances, and (iii) front and side exterior elevations all in accordance with the outline of plans and specifications previously supplied to Landlord by Tenant attached hereto as Exhibit "E". Such preliminary plans shall be substantially in accordance with the requirements of Exhibit "E" hereto. For a period of three (3) business days following the date Landlord delivers the preliminary plans to Tenant, Tenant shall have the right to either accept and approve said preliminary plans, as delivered, or reject them. Acceptance or rejection of the preliminary plans shall be signified by Tenant sending to Landlord, within said three (3) business day period, said preliminary plans with each page thereof marked "approved" or "rejected" as the case may be, and signed or initialed by Tenant. If Tenant does not send said preliminary plans marked "approved" to Landlord within said period of time, it shall be deemed that Tenant has rejected the preliminary plans.
       If Tenant rejects the preliminary plans and if said plans cannot be modified so as to be acceptable to Tenant within said period of time, it shall be deemed that Tenant has rejected the preliminary plans. If Tenant rejects the preliminary plans and if said plans cannot be modified so as to be acceptable to Tenant and Landlord within thirty
       (30) days thereafter, Landlord shall have the option of terminating this Agreement.

           3.2 Within seven (7) days following the date that the preliminary plans have been approved, Landlord shall have detailed working drawings and specifications for the Improvements (collectively referred to herein as the "Final Plans") prepared and three (3) copies thereof delivered to Lessee, which Final Plans shall be consistent with the approved preliminary plans. For a period of five (5) days following the date Landlord delivers the Final Plans to Tenant, Tenant shall have the right to either accept and approve said Final Plans as delivered, or reject them. Acceptance or rejection of the Final Plans shall be signified by Tenant sending to Landlord, within said five
       (5) day period, the Final Plans with each page thereof marked "approved" or "rejected" as the case may be. If Tenant fails to deliver the Final Plans to Landlord within said period of time, it shall be deemed that Tenant has rejected the Final Plans. If Tenant rejects the Final Plans and if they cannot be modified so as to be acceptable to Tenant and Landlord, within thirty (30) days thereafter, Landlord shall have the option of terminating this Lease.

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          3.3 Landlord shall commence construction of the Improvements and the construction will be in accordance with the Final Plans as approved by Tenant and such construction shall be diligently prosecuted to completion. Such Improvements shall fully comply with all applicable laws, statutes, ordinances, regulations and orders of all governmental authorities having jurisdiction over the property. The construction of the Improvements shall be performed by Landlord and Landlord shall be fully responsible for compliance with all governmental safety requirements in connection with the construction of the Improvements. Tenant shall have the right, but not the obligation, at all reasonable times to enter the Real Estate and other portions of the Leased Premises to inspect same so long as such entry does not materially interfere with the construction of the Improvements; provided, however, that such entries or inspections shall not relieve Landlord for its obligations and liability hereunder.

          3.4 The terms "completion" or "completed", or any derivative thereof, as used in this Agreement shall mean the date when all the following have occurred:

             (a) The Improvements are fully completed, except for Punch List Items, and substantially comply with the approved and permitted Final Plans;

             (b) Landlord and Tenant have approved of the Improvements which approval shall not be unreasonably withheld; Landlord's engineer has certified that the Improvements strictly comply with the approved and permitted Final Plans; and any required municipal and governmental certificates have been issued.

          3.5 Tenant shall have the right to enter and occupy Improvements prior to the commencement of the Lease so that Tenant may commence installation of its machinery and equipment and otherwise prepare for the use and occupancy of the Leased Premises, so long as such early entry and occupancy does not materially and unreasonably interfere with the completion of the Improvements by Landlord. In no event shall such early entry and occupancy waive any of Landlord's obligations hereunder or impair any and all rights and remedies of Tenant hereunder. In the event Tenant commences installation of its machinery and equipment prior to the commencement of the Lease, the Landlord shall have no responsibility for Tenant's early entry and occupancy.

          3.6 Except as otherwise expressly provided herein (or by written instrument signed by Landlord or Landlord's agent), Landlord shall deliver possession of the Leased Premises to Tenant as hereinabove referred to in Section 3.0. If Landlord gives possession prior to the Commencement Date to enable Tenant to fit the Leased Premises to its use, such occupancy

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     shall be subject to all of the terms and conditions of this Lease
     (except that Tenant shall not be required to pay base rent or additional rent during such occupancy). If Landlord shall be unable to deliver possession of the Leased Premises in accordance with Section 3.4, within ninety (90) days from the date Tenant signs off on all Final Plans for Improvements, except for the "punch list" items which Landlord agrees to complete within thirty (30) days from the Commencement Date, by reason of the fact that work required to be done by Landlord hereunder has not been completed for any cause under the control of Landlord whatsoever, Tenant shall have the right to terminate this Lease Agreement and all other obligations and duties between Landlord and Tenant arising under this Lease shall thereafter be deemed null and void. Notwithstanding anything to the contrary herein and subject to Section 3.4, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall the validity of this Lease or the obligations of Tenant hereunder be in any way affected; provided, further, that if the Leased Premises are substantially complete and Landlord is continuing to finish the punch list and Tenant is able to occupy and enjoy the Leased Premises, Landlord shall be deemed to have completed with its duty to deliver the Leased Premises; provided, further, that if Landlord is unable to substantially complete the work as the result of a force majeure, an act of God or some other reason beyond its control, Tenant shall not have the right to terminate this Lease.

     4.0 USE: The Leased Premises shall be used by the Tenant for the purpose of fabrication and storage of bedding products and office use and for any other lawful purpose. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Tenant of the Leased Premises. Landlord shall, at Landlord's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof, other than those which arise out of Tenant's particular use of the Leased Premises. Tenant shall not use or permit the use of the Leased Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb such other Tenants in the Real Estate.

         4.1 Use of Common Areas by Tenant: Tenant shall not use any part of the Real Estate exterior to the Leased Premises for outside storage.
     No trash, crates, pallets, or refuse shall be permitted anywhere on the Real Estate outside of the Leased Premises by Tenant except in enclosed metal containers to be located as directed by Landlord.

     5.0 RENT: The Tenant covenants to pay the base rent herein reserved and all other sums which may become due hereunder, to

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    be payable by the Tenant hereunder, at the times and in the manner in this Lease provided, all without relief from valuation and appraisement laws.

        Said annual rental is herein for convenience referred to as the "Minimum Annual Rental" and said monthly installments of rental are herein for convenience referred to as "Minimum Monthly Payments". Said rental payment shall be paid and mailed to Landlord at:

                             Charles H. Hunter
                             Kessinger Hunter Realtors
                             300 Bryant Building
                             1102 Grand Avenue
                             Kansas City, Missouri 64106

        (a) In the event the term should cover any period less than a full calendar month or this Lease shall be terminated prior to the expiration date, the rent and all other charges provided herein shall be properly apportioned on a per diem basis and if said rent and other charges have been paid by Tenant any unearned rent and other charges shall be promptly refunded to Tenant.

        (b) Every other payment required to be made by Tenant pursuant to this Lease shall be additional rent due Landlord hereunder, whether or not expressly designated as additional rent, and Tenant's failure to pay such additional rent to Landlord when due shall entitle Landlord to exercise all rights and remedies provided in Section 23.

        5.1 Payment of Rent: $0 for months one (1) through five and one half (5 1/2); $156,662.75 per year or $13,055.23 for the next thirty
    (30) months/; $169,995.75 or $14,166.31 per month for the next thirty
    (30) months and $213,328.00 or $17,777.33 for the next sixty (60)
    months.

        5.2 Late Payment: Each and every installment of rent and each and every payment of other charges hereunder which shall not be paid when due, shall bear interest at the highest rate then payable by Tenant in the state in which the Leased Premises are located, or in the absence of such maximum rate, at the rate of twelve percent (12%) per annum from the date when the same is payable under the terms of this Lease until the same shall be paid.

    6.0  RENT ADJUSTMENTS:

         A.  Increased Real Estate Taxes

             (i) During the term of this Lease or any renewals, extensions or holding over thereof, Tenant

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    shall pay to Landlord, as additional rent, Tenant's Proportionate
    Share as defined in Section 1.2(v)(a) of any increases in Landlord's Real Estate Taxes Over Real Estate Taxes for the Base Year levied against the Real Estate. Base year shall be 1986.

        (ii) "Real Estate Taxes" shall mean: (a) all ad valorem Real
    Estate Taxes on the Real Estate (adjusted after protest or litigation, if any) for any part of term of this Lease, exclusive of penalties,
    (b) any taxes which shall be levied in lieu of any such ad valorem
    Real Estate Taxes, (c) any special assessments for benefits on or to the Real Estate paid in annual installments by Landlord, (d) occupational taxes or exercise taxes levied on rentals derived from the operation of the property for the privilege of leasing property and (e) the expense, of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested, protested or negotiated.

        (iii) If the term of the Lease shall end during a tax calendar year (tax calendar year shall mean each annual period for which ad valorem real estate taxes are assessed and levied) of which part only is included in the term hereof, the amount of such additional rental shall be prorated on a per diem basis and shall be paid on or before the last day of the term. If the term ends in any tax calendar year before the rent to be payable by the Tenant has been determined under the provisions of this Section, an amount payable for the portion of the Lease Term during the tax calendar year shall be reasonably estimated by the Landlord and the estimated amount shall be promptly paid by Tenant. As soon as the amount properly payable by the Tenant for the partial period has finally been determined, the amount shall be adjusted between the Landlord and the Tenant.

         B.  Increased Insurance Premiums

        (i) Landlord, shall, throughout the term of this Lease, or any extensions or renewals thereof, maintain fire and extended coverage insurance on the property owned by Landlord located on the Real Estate for 100% replacement coverage in such amounts and with such deductibles as Landlord shall reasonably determine. Landlord shall not in any way or manner insure any property of Tenant or any property that may be in the Leased Premises not owned by Landlord.

        (ii) During the term of this Lease or any renewals, extensions or holding over thereof, Tenant shall pay to Landlord as additional rent Tenant's

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          Proportionate Share of any increases in the cost of
          the premium for the fire and extended coverage insurance described in this Section 6.0 (B) (i) over the premium paid by Landlord for the Base Year 1986.

              (iii) Subject to Tenant's use of the Leased
          Premises for the fabrication and storage of bedding products, Tenant will not do or suffer to be done or keep or suffer to be kept, anything in, on or about the Leased Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards (including, without limitation, public liability) or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the Leased Premises or the Real Estate shall cause the rate of fire or other insurance on the Leased Premises or the Real Estate or of other tenants of the Real Estate to be increased beyond the standard rate from time to time applicable to the Leased Premises or to the Real Estate for the use or uses made thereof, Tenant shall pay, as additional rent, the amount of any such increase upon Landlord's demand.

          C.    Common Area Expenses

              During the term of this Lease or any renewals, extensions or holding over thereof, Tenant will pay to Landlord, as additional rent, Tenant's Proportionate Share of the Common Area operating cost as hereinabove provided.

          D.    Payment of Additional Rent

              Any additional rent payable by Tenant under the Lease shall be paid upon billing by Landlord for any such additional rent.

     7.0 QUIET ENJOYMENT: Landlord covenants that the Tenant, on paying the rent herein provided, and keeping, enforming and observing the covenants, agreements and conditions herein required of the Tenant, shall peaceably and quietly hold and enjoy the Leased Premises for the Term aforesaid, subject, however, to the terms of this Lease.

     8.0 LANDLORD'S RIGHTS:    Landlord reserves the
     following rights:

          (a) To exhibit the Leased Premises to others and to display "For Rent" signs on the Leased Premises during the last one hundred eighty (180) days of the term or any renewal thereof;

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         (b)    To remove abandoned or unlicensed vehicles and
                vehicles that are unreasonably interfering with the use of the parking lot;

         (c) To take any and all measures, including parking inspections, repairs, alterations, additions and improvements to the Leased Premises or to the Real Estate as may be necessary or desirable for the safety, protection or preservation of the Leased Premises or the Real Estate.

              The Landlord, upon prior written notice, except for emergencies, may enter upon the Leased Premises for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant.

          9.0 MORTGAGE AND TRANSFER: Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign, and convey, in whole or in part, the Leased Premises, the Building, the Real Estate, this Lease, and all or any part of the rights now or thereafter existing and all rents and amounts payable to Landlord under the provisions hereof. Nothing herein contained shall limit or restrict any such rights, and the rights of the Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such rights, including, but not limited to, the lien of any mortgage, deed of trust, or security agreement now or hereafter placed upon Landlord's interest in the Leased Premises. This paragraph shall be self-operative. However, Tenant covenants and agrees to execute and deliver upon demand such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by the Landlord and/or mortgagee or proposed mortgagee or holder of any security agreement.

          10.0 NON-DISTURBANCE: So long as Tenant pays the rent reserved under this Lease and fulfills the obligations on its part to be performed hereunder, Landlord shall not make Tenant a party in any action to terminate this Lease or to remove or evict Tenant and Tenant shall enjoy the Leased Premises without interruption by the Landlord, any mortgagee, or any other person, firm or corporation claiming under either of them.

          11.0 UTILITIES: Tenant shall contract in its own name and promptly pay for all charges for electricity, gas, fuel, sewer charges, telephone, trash hauling, and any other services or utilities used in, servicing or assessed against the Leased Premises, unless otherwise herein expressly provided.

          12.0 ACCEPTANCE OF PREMISES: Subject to Landlord completing the Improvements stated in Section 3.3 and restating the

          Warranties and Covenants in Section 27.0, Tenant acknowledges that it will examine the Leased Premises before taking possession hereunder. Unless Tenant furnished Landlord with notice in writing specifying any defect in the construction of the Leased Premises within ten (10) days after taking possession, such taking of possession shall be conclusive evidence as against the Tenant that at the time thereof the Leased Premises was in good order and satisfactory condition.

              12.1 Maintenance and Care by Tenant: Tenant shall be responsible for all maintenance and repair to the Leased Premises of whatsoever kind or nature that is not hereinafter set forth specifically as the obligation of Landlord. Tenant shall take good care of the leased Premises and fixtures, and keep them in good repair free from filth, overloading, danger of fire or any pest or nuisance, repair any damage or breakage done by Tenant or Tenant's agents, employees or invitees, including damage done to the Leased Premises by Tenant's equipment or installations. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Leased Premises. Upon the commencement of the Lease term, Landlord shall provide Tenant with a six (6) month warranty on the heating, ventilation and air Conditioning systems servicing the Leased Premises and a minimum of a one (1) year warranty on all of Landlord's Improvements to the Leased Premises. Thereafter, Tenant shall provide for the maintenance, repair and periodic servicing of the heating, ventilation and air conditioning system servicing the Leased Premises. At the end of the term of this Lease or any renewal hereof, Tenant shall quit and surrender the Leased Premises broom clean in as good condition subject to provisions of Section 20.0 as when received by Tenant, normal wear and tear excepted. In the event Tenant fails to maintain the Leased Premises as provided for herein Landlord shall have the right, but not the obligation, to perform such maintenance as is required of Tenant in which event Tenant shall reimburse Landlord for its costs in providing such maintenance or repairs together with a ten (10%) percent charge for Landlord's overhead and Tenant shall promptly reimburse Landlord for the amount so billed to Tenant by Landlord.

              12.2 Maintenance and Care by Landlord: During the term of this Lease, the Landlord shall keep and maintain the roof, exterior walls, foundation, structure (excluding glass or plate glass), gutters and downspouts of the Leased Premises in good condition and repair. Landlord shall be under no obligation and shall not be liable for any failure to make repairs that are Landlord's responsibility herein until and unless Tenant notifies Landlord in writing of the necessity therefore, in which event Landlord shall have reasonable time thereafter to make such repairs. Landlord reserves the right to the exclusive use of the roof and exterior walls of the Leased Premises which Landlord is so obligated to maintain and repair. If any portion of the Leased Premises which Landlord is obligated to maintain or repair is damaged by the negligence of Tenant, its agents, employees or invitees, then repairs necessitated by such damage shall be paid for by Tenant. In the event Landlord does not maintain the Leased Premises as required herein, Tenant, after giving thirty (30) days notice to Landlord, shall have the right, but not the obligation, to make repairs required to be made by Landlord as stated herein; and Tenant shall have the right to recover from Landlord the cost thereof plus reasonable attorney's fees, if any, arising thereunder.

          13.0 ALTERATIONS AND ADDITIONS: Tenant shall not make any exterior, structural or roof alterations, improvements or additions without Landlord's prior written consent which shall not be unreasonably withheld. Tenant shall have the right to make interior alterations, improvements or additions to the Leased Premises, except Tenant shall give Landlord forty eight (48) hours notice other than in case of an emergency for those improvements which affect the plumbing or electrical systems of the Leased Premises. Interior alterations, improvements or additions to the Leased Premises that require an expenditure in excess of Fifty Thousand and 00/100 ($50,000.00) Dollars shall require the Landlord's prior written consent which
          consent shall not be unreasonably withheld or delayed.    Alterations,
          improvements or additions so made by either of the parties upon the Leased Premises, except movable furniture and equipment placed in the Leased Premises at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury or damage unless the Landlord elects to require Tenant to remove such alterations or improvements from the Leased Premises at the expiration of this lease. If Landlord consents to the alterations, improvements or additions, Tenant does not have to remove same upon expiration of the Lease. In the event damage to the Leased Premises shall be caused by moving said furniture and equipment in or out of the Leased Premises, said damage shall be repaired at the cost of the Tenant.

          14.0 LIENS AND ENCUMBRANCES: Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Leased Premises or the Real Estate, nor shall the interest or estate of Landlord in the Leased Premises or the Real Estate be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the Leased Premises or the Real Estate arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Leased Premises and the Real Estate. Tenant shall not permit the Leased Premises or the Real Estate to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Leased Premises by, or at the direction or sufferance of Tenant and in case of the filing of any such lien, Tenant will promptly pay same; provided however, that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord such security as may be deemed satisfactory to Landlord to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Leased Premises or the Real Estate by reason of nonpayment thereof; provided, further, however, that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

          15.0 INSURANCE: Landlord agrees that subject to the provisions of paragraph 6 it will keep the Improvements on the Leased Premises covered, at its sole cost and expense, by fire and extended coverage insurance in an amount equal to the full replacement cost of the Leased Premises. The policy providing such coverage shall be issued by an insurer of recognized responsibility authorized to do business in the state of Missouri where the Leased Premises are located and shall contain a standard special coverage of risk endorsement and a standard full replacement cost endorsement.

              15.1 Tenant covenants and agrees to maintain on the Leased Premises at all times during the term of this Lease, or any renewal thereof, a policy or policies of comprehensive public liability and property damage insurance with not less than $1,000,000 combined single limit for both bodily injury and property damage.

              15.1 Mutual Subrogation: Landlord and Tenant do each hereby release the other from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire, any of the extended coverage perils or any other insured peril, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible; provided, however, that this Lease shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the Landlord's and Tenant's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Landlord and Tenant each agree that its policies will include such a clause or endorsement. Tenant shall comply with all insurance regulations so the lowest fire, lightning, explosion, extended coverage and liability insurance rates any be obtained; and nothing shall be done or kept in or on the Leased Premises by Tenant which will cause an increase in the premium for any such insurance on the Leased Premises or on any Leased Premises of which the Leased Premises are a part or on any contents located therein, over the rate usually obtained for the proper use of the Leased Premises permitted by this Lease or which will cause cancellation of any such insurance.

          16.0 INDEMNITY: Tenant shall indemnify the Landlord and save it harmless from and against: any and all loss and against all claims, actions, damages, liability and expenses in connection with loss of Life, bodily and personal injury or damage to the Real Estate arising from any occurrence in, upon or at the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees or by anyone permitted to be on the Leased Premises by the Tenant. Tenant assumes all risks of and Landlord shall not be liable for injury to person or damage to property resulting from the condition of the Leased Premises or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning or heating equipment in, on or about the Leased Premises, or from water, rain or snow which may leak into, issue or flow from any part of the Leased Premises. Tenant agrees, at all times, to indemnify and hold Landlord harmless against all actions, claims, demands, costs, damages or expenses of any kind which may be brought or made against the Landlord or which the Landlord may pay or incur by reason of Tenant's occupancy of the Leased Premises or its negligent performance of or failure to perform any of its obligations under this Lease. In case the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by the Landlord in connection with such litigation.

          17.0 DAMAGE OR DESTRUCTION: If more than forty (40%) percent of the Leased Premises, or any part thereof, is damaged by fire or any other casualty, Landlord, subject to the rights of any mortgage lender and only if such lender makes the insurance proceeds available to Landlord at its sole expense, shall, within thirty (30) days after the occurrence of such damage commence to repair, restore and rebuild the same with all reasonable dispatch and diligence, so far as practicable and lawful, to a complete unit of like quality, character and condition, and with the same layout and parking to rentable square foot ratio, as that which existed immediately prior to the damage. If less than forty (40%) percent of the Leased

*



          Premises, or any part thereof, is damaged by fire or any other casualty, Landlord shall be obligated to restore the Leased Premises at its sole expense, and shall, within thirty (30) days after the occurrence of such damage commence to repair, restore and rebuild the same with all reasonable dispatch and diligence, so far as practicable and lawful, to a complete unit of like quality, character and condition, and with the same layout and parking to rentable square foot ratio, as that which existed immediately prior to the damage. Such repair, restoration and rebuilding by Landlord shall be in accordance with plans and specifications approved by Tenant, prepared by a licensed architect selected and employed by Landlord and performed by a licensed general contractor selected and employed by Landlord. During such repair, restoration and rebuilding, Landlord and Tenant shall at all times have access to the Leased Premises for the purpose of making inspections of the work in progress.

              17.1 (a) In the event that the Leased Premises are damaged to the extent that, in Tenant's reasonable judgment, they are not reasonably suitable for the normal conduct of Tenant's business as carried on prior to such damage, then, Tenant may, with thirty (30) days written notice, elect to discontinue occupancy during the repair period. If, despite such damage, Tenant elects to continue occupancy of the Leased Premises, then, from the date of such damage and until the events described in subsection (b) below have occurred, there shall be an equitable adjustment in base rent, and all other impositions and charges hereunder, including, but not limited to, real estate taxes. If Tenant elects to discontinue occupancy, then the base rent and such impositions and charges shall completely abate during such period.

                   (b) Following such damage, Tenant shall not be required to accept the restored Leased Premises, or to pay the full amount of rent and other impositions and charges payable by Tenant to Landlord hereunder, until the earlier of (i) the date on which Tenant after diligent effort is able to recommence the conduct its normal business on the Leased Premises, or (ii) thirty (30) days after the date by which all of the following events have occurred:

              (1) The architect in charge of the restoration to the Leased Premises certifies in writing to Tenant that said construction has been completed in strict accordance with the approved plans and specifications;

              (2) A certificate of occupancy or an equivalent use permit, and all other requisite permits necessary for Tenant to conduct its normal business on the Leased Premises are issued by the appropriate legal authorities issuing same; and

              (3) If the location of the Leased Premises has been changed, Landlord delivers to Tenant an as-built survey of the restored Leased Premises, in form and substance acceptable to Tenant.

              17.2 (a) If more than twenty-five percent (25%) of the improvements upon the Leased Premises are damaged, or if the Leased Premises are damaged to the extent that they are reasonably not suited for the normal conduct of Tenant's business as carried on prior to such damage, in Tenant's reasonable judgment, and such damage occurs within the last three (3) years of the term of this Lease, then, Tenant or Landlord, within thirty (30) days of the date of the occurrence of such damage, may terminate this Lease on written notice to the other; provided, that if Tenant so terminates this Lease, it shall release to Landlord all of Tenant's claim or interest in and to insurance proceeds otherwise allowable for the repair and restoration of said improvements.

                   (b) If Landlord, after the exercise of its best efforts, does not:

              (1) Obtain a building permit for any repairs, rebuilding and restoration required hereunder within three (3) months from the date of such damage or destruction; or

              (2) Complete such repairs, rebuilding and restoration, and satisfy the conditions of Section 17.1(b) for the resumption of rent and other payments by Tenant, within twelve (12) months after the date of such damage or destruction, then, in either event, Tenant may at any time thereafter cancel and terminate this Lease by sending not less than fifteen (15) days' written notice thereof to Landlord.

              17.3 Any dispute between the parties about the adjustment in rent and other payments by Tenant required by Section 17.1 shall be arbitrated in the county where the Leased Premises are located, before, and pursuant to then applicable commercial rules and regulations of the American Arbitration Association or any successor organization ("AAA"). Each party shall, within five (5) days after either party files a request for arbitration, name one arbitrator from among the arbitrators acceptable to the AAA, and the two arbitrators shall appoint a third arbitrator. The failure of a party to timely appoint an arbitrator shall be deemed a waiver of the right to appoint an arbitrator and to have the matter heard by more than one arbitrator. In such proceeding, the arbitrator(s) shall determine who is the substantially prevailing party and award to such party its reasonable attorneys', accountants' and professionals' fees and other costs incurred in connection with such proceeding. The award of the arbitrator(s) shall be final, binding upon the parties, non appealable and may be entered in and enforced by any court of competent jurisdiction. Such court may add to the award of the arbitrator(s) all additional reasonable attorneys' fees and costs incurred by the prevailing party in attempting to enforce such award.

              17.4 In the event of termination of this Lease pursuant to this
          Section 17, the parties shall be released from all further liability hereunder, except that Landlord shall refund to Tenant, and Tenant shall pay to Landlord, all sums that it may be obligated to refund or pay and including the date of termination.

          18.0 CONDEMNATION: If there is any taking of or damages to all or any part of the Leased Premises, or Tenant's leasehold interest therein, or of the access roads to the Leased Premises, because of the exercise of the power of eminent domain, whether by condemnation proceedings or otherwise, or any transfer of any part of the Leased Premises or any interest therein or access roads to the Leased Premises, made in avoidance of the exercise of the power of eminent domain (all of the foregoing are hereinafter collectively referred to as "taking") prior to or during the Lease term, the rights and obligations of the parties with respect to such taking shall be as provided in this Section subject to any contrary rights of any mortgage lender under the terms of its loan documents.

              18.1 If there is a taking of all of the Leased Premises, or the Leased Premises are permanently deprived of all access to public roads, this Lease shall terminate as of the date of such taking. The taking shall be deemed to occur upon passage of title or possession, whichever occurs sooner, If title passes before possession, Tenant may continue in possession of the Leased Premises beyond the termination of this Lease and shall not have to pay Landlord rent, or other impositions and charges hereunder.

              18.2 If:

              (a) Twenty-five percent (25%) or more of the Leased Premises shall be taken;

              (b) Reasonable, direct passage on foot or by vehicle, which is satisfactory to Tenant, between the Leased Premises and the paved parking areas, or between the Leased Premises and any public way, shall be permanently prevented or substantially impeded; or,

              (c) Because of a taking of any part of the Leased Premises, regardless of the amount taken, the Leased Premises are not suitable for the conduct of Tenant's normal business, in the reasonable judgment of Tenant; then, and in any such event, Tenant may elect either to terminate this Lease or to remain in possession of the Leased Premises despite such taking. Tenant shall give written notice to Landlord of election within forty-five (45) days after the taking. If Tenant terminates this Lease, termination shall be effective as of the date of the notice of termination or when Tenant quits possession, whichever comes first.

              18.3 In the event of termination of this Lease pursuant to this
          Section 18, the parties shall be released from all further liability hereunder, except that Landlord shall refund to Tenant, and Tenant shall pay to Landlord, all sums that it may be obligated to refund or pay to and including the date of termination.

              18.4 If this Lease is not terminated as provided in this Section 18, then:

                  (a) Landlord shall, at its sole expense, promptly after any taking, restore and rebuild the Leased Premises, so far as practicable, to a complete unit or like quality, character and condition as that which existed immediately prior to the taking. Said restoration and rebuilding shall be conducted in the same manner, with the same approvals and the same rights of Tenant to inspect the work as are provided for in Section 17.0.

                  (b) During the period between the taking and the completion of restoration and rebuilding of the Leased Premises, base rent and all other impositions and charges, including, but not limited to, real estate taxes, shall be equitable abated to the extent that the Leased Premises are not then reasonably suitable for the conduct of Tenant's normal business.

                  (c) Upon the completion of such restoration and rebuilding of the Leased Premises, and thereafter throughout the balance of the Lease term, base rent shall be reduced in that proportion which the number of net square feet of area of the Leased Premises taken bears to the total number of net square feet of area of the Leased Premises existing immediately prior to such taking, and all other impositions and charges required to be paid by Tenant to Landlord under this Lease shall likewise be reduced in the same proportion. The restoration and rebuilding of the Leased Premises will deemed complete until satisfaction of the conditions set forth in Section 17.1 (b).

                  (d) Any dispute by and between the parties about the adjustments required by Section 18.5(b) shall be arbitrated in the manner described in Section 17.3.

                     (e) If Landlord, after the exercise of its best efforts, does not:

              (1) Commence to restore and repair the Leased Premises affected by the taking within sixty (60) days of the taking; or

              (2) Complete said restoration and repair work within twelve (12) months of the taking; then, in either event, Tenant may, at any time thereafter, cancel and terminate this Lease by sending not less than forty-five (45) days written notice thereof to Landlord.

              18.5 (a) The party receiving any knowledge or notice of any kind in respect of any taking shall promptly give the other party notice of the receipt, content and date of such knowledge or notice.

                     (b) Tenant shall be entitled to compensation for the appropriation of its rights and interests by the condemning authority provided same does not reduce Landlord's compensation. Tenant's compensable interests shall include, without limitation, the following:

              (1) A sum attributable to Tenant's alterations and improvements (including trade fixtures) that Tenant does not remove, or, if it removes any such alterations or improvements, a sum for actual removal and relocation costs;

              (2) A sum attributable to the actual expense in moving Tenant and its business operation, including moving personal property, to the extent not already covered above;

              (3) A sum attributable to actual loss of personal property as a result of moving or discontinuing business, to the extent not already covered above; and

                     (c) Landlord, Tenant and all persons and entities holding under Tenant, shall have the right to represent his or its respective interest in any proceeding or negotiation with respect to a taking or intended taking and to make full proof of his or its claims.

                     (d) Appraised Value of Tenant's compensable interests shall include, without limitation, the following:

              (1) A sum attributable to Tenant's alterations and improvements (including trade fixtures) that Tenant does remove, or, if it removes any such alterations or improvements, a sum for actual removal and relocation costs;

              (2) A sum attributable to the actual expense in moving Tenant and its business operation, including moving personal property, to the extent not already covered above;

              (3) A sum attributable to actual loss of personal property as a result of moving or discontinuing business, to the extent not already covered above; and

              18.6 If the temporary use of any part of the Leased Premises shall be taken by the exercise of the power of eminent domain (i.e., less than ninety (90) days), this Lease shall not terminate, and Tenant shall continue to pay the full rent and all other sums of money required by this Lease. Tenant shall receive the entire award for such temporary taking.

          19.0 ASSIGNMENT AND SUBLETTING: Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, (a) assign, convey or mortgage this Lease or any interest under it; (b) allow any transfer thereof or any lien upon Tenant's interest by operation of law; (c) sublet the Leased Premises or any part thereof; or (d) permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant. No permitted assignment or subletting shall relieve Tenant of Tenant's covenants and agreements hereunder and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or subletting had been made.

              19.1 Bankruptcy or Assignment to Trustee: Neither this shall nor any interest therein nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this Lease or any renewal thereof.

          20.0 SURRENDER: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Leased Premises, Tenant will at once surrender and deliver up the Leased Premises together with all improvements thereon, to Landlord in good condition and repair, reasonable wear and tear excepted. Said Improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment and other articles of personal property used in the operation of the Leased Premises (as distinguished from operations incident to the business of Tenant; articles of personal property incident to the Tenant's business are hereinafter referred to as "Trade Fixtures"). All additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the Leased Premises placed there by Tenant shall become Landlord's property and shall remain upon the Leased Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant.

          21.0 REMOVAL OF TENANT'S PROPERTY: Upon the termination of this Lease by lapse of time, Tenant may remove Tenant's Trade Fixtures, provided, however, that Tenant shall repair any injury or damage to the Leased Premises which may result from such removal. If Tenant does not remove Tenant's Trade Fixtures from the Leased Premises prior to the end of the term, however ended, Landlord may, after giving Tenant thirty (30) days written notice, at its option, remove the same and deliver the same to any other place of business of Tenant, or warehouse the same, and Tenant shall pay the costs of such removal (including the repair of any injury or damage to the Leased Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat such Trade Fixtures as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

          22.0 HOLDING OVER: In the event of a holding over by Tenant after expiration or termination of this Lease without the consent in writing of the Landlord, Tenant shall be deemed a Tenant at sufferance and shall pay as liquidated damages, double rent for the entire holdover period and all attorney's fees and expenses incurred by Landlord in enforcing its rights hereunder. Any holding over with the consent of Landlord shall constitute Tenant a month-to-month tenant.

          23.0 DEFAULT AND REMEDIES:        In the event:

               (a) Tenant shall, after five (5) days written notice by Landlord, fail to pay rent when due and such notice; or

               (b) Tenant shall fail to keep, perform or observe any other covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within thirty (30) days after written notice thereof has been mailed by Landlord to Tenant; or if such default is one that will take longer than thirty (30) days to remedy, Tenant fails to commence curing such default within thirty (30) days and fails to diligently pursue such cure to completion; or

               (c)     The Leased Premises shall be abandoned by Tenant,

              Landlord shall have the right, without further notice to or demand upon the Tenant, to re-enter and take exclusive possession of the Leased Premises, by all lawful means, and to refuse to allow Tenant to enter the same or have possession thereof; to change the locks on the doors to the Leased Premises; take possession of any furniture or other property in or upon the Leased Premises (Tenant hereby waiving the benefit of all exemptions by law), sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages and payment of the rent due under this Lease; all without being liable to the Tenant for any damages or to any prosecution therefore; and

                   (i) As agent of the Tenant to relet the Leased Premises for the balance of the term of this Lease or for a shorter or longer term and receive the rents therefore, applying them first to the payment of the expense of such reletting and, second, to the payment of damages suffered to the Leased Premises and rent due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; or

                   (ii) To cancel and terminate the remaining term of this
               Lease, and thereafter this Lease shall be null and void and the rent in such case shall be apportioned and paid on and up to the date prior to Tenant's default. Thereafter both parties shall be released and relieved from and of any and all obligations thereafter to accrue hereunder.

              All rights and remedies expressly provided in this Lease for Tenant's protection shall be cumulative of any other rights and remedies provided by law. Landlord shall be entitled to recover from Tenant its reasonable attorney's fees incurred in enforcing its rights hereunder.

              A waiver by Landlord of a breach or default by Tenant under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default or of any other term or condition of this Lease, and the failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

              23.1 In the event Landlord shall fail to keep, perform or observe any other covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within thirty (30) days after written notice thereof has been mailed by Tenant to Landlord; or if such default is one that will take longer than thirty (30) days to remedy, Landlord fails to commence curing such default within thirty
          (30) days and fails to diligently pursue such cure to completion, Tenant shall have the right, without further notice to or demand upon Landlord, to cure Landlord's default, by all lawful means, and to recover from Landlord the cost thereof including its reasonable attorney's fees, if any, and to cancel and terminate the remaining term of this Lease and thereafter this Lease shall be null and void and the rent in such case shall be apportioned and paid on and up to the date prior to Landlord's default. Thereafter both parties shall be released and relieved from any and all obligations thereafter to accrue hereunder. Landlord shall be liable for all loss and damage resulting from such breach or default.

              All rights and remedies expressly provided in this Lease for Tenant's protection shall be cumulative of any other rights and remedies provided by law. Tenant shall be entitled to recover from Landlord its reasonable attorney's fees incurred in enforcing its rights hereunder.

              A waiver by Tenant of a breach or default by Landlord under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default or of any other term or condition of this Lease, and the failure of Tenant to assert any breach or to declare a default by Landlord shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

          24.0 ESTOPPEL CERTIFICATES: Tenant shall at any time and from time to time upon not more than ten (10) days prior written request from Landlord, execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee, a written statement certifying (if true) that Tenant has accepted the Leased Premises, that this lease is unmodified and in full force and effect (or if there have been notifications, that the same is in full force and effect as modified and stating the modifications), that the Landlord is not in default hereunder, the date to which the rental and other charges have been paid in advance, if any, and such other accurate certification as may reasonably be required by Landlord or Landlord's mortgagee, and agreeing to give copies to any mortgagee of Landlord of all notices by Tenant to Landlord. It is intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or Real Estate and their respective successors and assigns.

          25.0 LANDLORD'S RIGHT TO CURE: Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims); and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, shall be so such additional rent due on the next rent date after such payment together with interest (except in the case of said attorneys' fees) at the highest rate then payable by Tenant in the state in which the

          Leased Premises are located or in the absence of such maximum rate at the rate of twelve percent (12%) per annum, from the rate of the advance to the date of repayment by Tenant to Landlord.

          26.0 TITLE POLICY: Concurrently with the execution of this Lease, Landlord shall provide to Tenant, at Landlord's cost, a ALTA form of Leasehold policy of title insurance, with such endorsements as Tenant may require, issued by a title company acceptable to Tenant, insuring Tenant's leasehold estate under this Lease in an amount of $200,000.00, and containing no exceptions other than the printed exceptions contained in the title company's standard extended title insurance policies in the State of Missouri, and such scheduled exceptions as Tenant has approved in writing.

          27.0 LANDLORD'S WARRANTIES AND COVENANTS: In addition to the representations and warranties contained elsewhere in this Lease, Landlord hereby makes the representations and warranties herein set forth. Each representation and warranty: (i) is material and relied upon by Tenant; (ii) is true in all respects as of the date of this Lease and shall be true in all respects on the Commencement Date; and (iii) shall continue in full force regardless of what investigations Tenant shall have made with respect to the subject matter thereof:

              (a) The execution of this Lease by Landlord, Landlord's performance hereunder, and the transactions contemplated hereby, have been duly authorized by all requisite action on the part of Landlord;

              (b) Landlord is the sole owner of the fee interest in the Leased Premises;

              (c) To the best of Landlord's knowledge, the Leased Premises are free and clear of all liens, encumbrances, claims, rights, demands, easements, leases, agreements, covenants, conditions and restrictions of any kind or character (including, but without limitation, liens or claims for taxes, mortgages, conditional sales contracts or other title retention agreements, deeds of trust, security agreements and pledges) except for those exceptions to title permitted to be shown on the policy of title insurance. Without limiting the generality of the foregoing there are no encroachments on the Leased Premises from adjoining property, and the Leased Premises do not encroach on any adjoining property or easements or streets except to the extent, if any, shown on a survey provided to Tenant;

              (d) To the best of Landlord's knowledge, there is no existing, proposed or contemplated plan to widen, modify, realign, or abandon any street or highway, that would adversely affect the Leased Premises in any way whatsoever;

                        (e) To the best of Landlord's knowledge, all laws,
                    ordinances, rules and regulations (including, but not limited to, those relating to flood control, zoning, building, fire, health and safety) of any government or any agency, body or subdivision thereof, bearing on the construction, operation, ownership or present use of the Leased Premises have been complied with by Landlord;

                        (f) There is no pending condemnation or similar proceeding affecting the Leased Premises, and Landlord has not received any written notice and has no knowledge that any such proceeding is contemplated;

                        (g) There are no adverse parties in possession of the
                    Leased Premises or of any part thereof, and no person has been granted any license, lease, or other right relating to the use or possession of the Leased Premises except under this Lease;

                        (h) The number of parking spaces for Tenant's exclusive
                    use is not less than 75 and complies with applicable governmental Codes in respect of Tenant's contemplated use; and

                        (i) All plumbing and electrical systems are in a state
                    of good repair and working condition, in accordance with the Final Plans.

                        Landlord shall indemnify, defend and hold Tenant
                    harmless form all damages, costs, losses, expenses (including, but not limited to, reasonable attorney's fees) arising from or attributable to any breach by Landlord of any of its warranties or representations.

                        All   warranties,   representations    and   agreements
                    contained herein or arising out of this Lease shall survive the delivery and recordation of the Lease and any memorandum of lease, the payment of rent, and the Commencement Date.

                    28.0 SEVERABILITY: If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                    29.0 PERSONS BOUND: The agreements, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of each of the parties hereto, except that no assignment, encumbrance or subletting by Tenant, unless permitted by the provisions of this Lease, without the written consent of Landlord, shall vest any right in the assignee, encumbrance or sublessee of Tenant. This Lease contains the entire agreement in writing signed by the Landlord and Tenant after the date hereof. The singular herein, in referring to Landlord or Tenant, shall be deemed to include the plural where the context so requires. If there is more than one Tenant herein named, the provisions of this Lease shall be applicable to and binding upon such Tenants jointly and severally.

          30.0 LANDLORD MEANS OWNER: The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Leased Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.

          31.0 BROKERAGE: Landlord and Tenant each warrant to the other that it has no dealings with any broker or agent in connection with this Lease other than Kessinger/Hunter Company, Inc., and Cohen Company whose commission Landlord covenants and agrees to pay in the amount agreed between Landlord and Landlord's broker. Landlord and Tenant covenant to pay, hold each other harmless and to indemnify each other from and against any and all cost, expense or liability for any commissions, and charges claimed by any other broker or other agent due to Landlord's or Tenant's dealings with respect to this Lease or the negotiation thereof.

          32.0 SIGNS: Landlord hereby consents to Tenant's exterior sign to be placed on the exterior of the Leased Premises, provided the Tenant's signage conforms to the Industrial Park. Tenant agrees upon the expiration or earlier termination of the Lease as provided herein, to remove the sign and restore the Leased Premises to its original condition, ordinary wear and tear and casualty excepted.

          33.0 NOTICES: Except as otherwise herein provided, whenever by the terms of this Lease notice shall or may be given either to the Landlord or to the Tenant, such notice shall be in writing and shall be deemed to have been properly served if sent by certified mail, return receipt requested, postage prepaid, to Landlord at the place where rent is payable and to the parties as follows:

               Landlord:            Charles H. Hunter
                                    Kessinger Hunter Realtors
                                    300 Bryant Building
                                    1102 Grand Avenue
                                    Kansas City, Missouri 64106

               Tenant:              Simmons U.S.A. Corporation
                                    Six Executive Park Drive
                                    Atlanta, Georgia 30329
                                    Attention: Chief Financial
                                             Officer

               with copies to:      Wickes Companies, Inc.
                                    3340 Ocean Park Boulevard
                                    Suite 2000
                                    Santa Monica, CA 90405
                                    Attn:   Ronald D. Strongwater
                                            Senior Vice President

                                    Wickes Companies, Inc.
                                    1400 S. Wolf Road
                                    Building 200
                                    Wheeling, IL 60090
                                    Attention:    Jerry Luther
                                                  Director, Real
                                                  Estate Operations

                                    Wickes Companies, Inc.
                                    15 Columbus Circle
                                    New York, New York 10023
                                    Attention:     Peter I. Reiter
                                                   Senior Real
                                                   Estate Counsel

          Either party may change its notice address or the person or agent to whom notice should be directed by giving the other party written notice of such change of address.

          34.0 CAPTIONS: The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

          35.0 LAW APPLICABLE: This Lease shall be construed and enforced in accordance with the laws of the state where the Leased Premises are located.

          36.0 NO PERSONAL LIABILITY TO TRUSTEES: The Tenant acknowledges and agrees that Thomas G. Eastman, Michael O. Craig and H. Peter Norstrand have executed this Lease, not personally, but solely as Trustees as aforesaid. The agreements of the landlord contained herein shall only be enforceable against the Leased Premises and Lot in respect to the payment of any claim hereunder. By executing this Lease, the Tenant agrees to look solely to the Leased Premises and Lot for the enforcement of its rights hereunder, and agrees not to look to the Trustees, the beneficiaries of the Trust or their agents or employees. In no event shall the consent or approval of the Tenant be required for a change in the trustees of AEW #40 Trust, which change in trustees may be made from time to time. Any successor trustee shall acknowledge in writing such change and execute and deliver in writing an agreement to be bound as such trustee, and not personally, to the covenants of the Landlord herein.

          37.0 MORTGAGEE PROTECTION CLAUSE: Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

          38.0 CONSENTS AND APPROVALS: All consents and approvals required under the Lease by either party shall not be unreasonably withheld or delayed.

          39.0 EXCULPATION CLAUSE: Any agreement, obligation or liability of Landlord is made, entered into or incurred on the express condition that Tenant's only recourse under this Lease or otherwise in the event of a default by Landlord of any such agreement, obligation or liability of Landlord hereunder or otherwise, shall be limited to Landlord's interest in the Leased Premises.

          40.0 ENTIRE AGREEMENT: This Lease contains the entire agreement between the parties and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement in writing signed by Landlord and Tenant after the date hereof. If there be more than one Tenant named herein, the provisions of this Lease shall be applicable to and binding upon such tenants jointly and severally.

               IN WITNESS WHEREOF, the parties have signed 4 copies hereof.


          ATTEST:                    HUNTER INDUSTRIAL VENTURE, a
                                     Missouri Joint Venture,
                                     General Partnership

          By:                        By:
          /s/                        /s/
          ---------------------      --------------------------

          ATTEST:                    SIMMONS U.S.A. CORPORATION



          By:                         By:
            /s/ KATHLEEN BOWERS        /s/ RONALD D.STRONGWATER
            --------------------       ------------------------
              KATHLEEN BOWERS             RONALD D.STRONGWATER
            Assistant Secretary              Vice President

                                        EXHIBIT "A"

          Lots J  and J-1  of Tract J, Executive Park,  being a  tract of  land located in the East half (E 1/2) of Section 23, Township 50, Range 33,

          in  Kansas City, Jackson  County, Missouri, according  to the recorded plat thereof.



                                                            Landlord Initial /s/


                                                            Tenant Initial /s/

            [Floor Plan]

            [Floor Plan]

            [Floor Plan]

                               LESSEE'S CERTIFICATE
                               --------------------

          The undersigned, Simmons Company, a Delaware corporation, is the tenant or lessee (the "Lessee") under a lease (the "Lease") dated September 22, 1986, between the Lessee and Hunter Industrial Venture, a Missouri Joint Venture General Partnership, as landlord or lessor (the "Lessor") of certain real property in the County of Jackson, State of Missouri, as described in attached Exhibit A (the "Property"). With the understanding that Principal Mutual Life Insurance Company ("Principal Mutual") will rely upon the representations made herein in making a loan to Lessor (the "Loan") and accepting an assignment of the Lessor's interest in the Lease substantially in the form attached as Exhibit B (the "Assignment of Lease"), Lessee hereby represents and certifies as follows:

          1. The Lease is in full force and effect and has not been modified, supplemented, canceled or amended in any respect, except by Addendum dated September 22, 1986, Amendment to Lease dated July 31, 1989 and Amendment to Lease dated February 27, 1990.

          2. Lessee has accepted the premises and taken possession thereof without any existing condition or qualification and both the Lessor and the Lessee have completed and complied with all required conditions precedent to such acceptance and possession. Lessee has taken possession of the Property without reservation and is not in default nor claims any default under the Lease and Lessee has no claims, defenses or rights of offset against any rents payable thereunder.

          3. The term of the Lease commenced on or before 12-5-86 , and continues through at least 5-18-92*, (the "Initial Term").
              The current rent due as of the date hereof is $ 18,945.48 which rent is continuing and is not past due or delinquent in any respect. No installment of rent has been or will be prepaid more than one (1) month in advance.

          4. So long as the Loan is outstanding, Lessee will provide Principal Mutual with all information, including but not limited to evidence of payment of taxes and insurance (if Lessee is obligated for such payments under the Lease) as the Lessor may be entitled under the Lease, and Lessee will give Principal Mutual the same notices, including without limitation notices of default, and thereafter the same right to cure any defaults or take any action as the Lessor may be entitled under the Lease, without the obligation to cure such defaults or take such action, and such time in addition to that which Lessor is entitled as may be reasonably necessary to cure such defaults or take such action, provided Principal Mutual has indicated its intention to cure or take action and pursues the same with diligence.

          5. Lessee ratifies and acknowledges the Assignment of Lease and Lessor's assignment of the Lease and the rents to be paid thereunder to Principal Mutual, and so long as the Loan is outstanding, Lessee will not agree to any modification, amendment or supplement of the Lease or any of its provisions without the prior written consent of Principal Mutual.

          6. So long as the Loan is outstanding, Principal Mutual or its designee may enter upon the Property at all reasonable times to visit or inspect the Property.

          7. Principal Mutual and Lessor have represented to Lessee, and the Lessee therefore acknowledges, that pursuant to the Assignment of Lease, Principal Mutual is presently entitled to collect and receive all rents to be paid under the Lease directly from Lessee. Based upon such representations, Lessee agrees to pay all rents and installments of rent as they become due directly to Principal Mutual in the manner and at such address as Principal Mutual may hereafter direct by written notice to Lessee. Until such notice is given by Principal Mutual to Lessee, Lessee shall pay all rent and installments of rent to Lessor in accordance with the provisions of the Lease.

              *Clause 3 - The lease of approximately 66,665 sq. ft. currently
               --------
              at $14,166.31 per month continues through 5/18/97.
              The lease of approximately 18,500 sq. ft. at $4,779.17 per month continues through 5/18/92 with a lessee option to renew through 5/18/97 at $5,781.25 per month.

          8. All information, notices or requests provided for or permitted to be given or made pursuant to this certificate shall be deemed to have been properly made or given by depositing the same in the United States Mail, postage prepaid and registered or certified return receipt requested and addressed to the addresses set forth below, or to such other addresses as may from time to time be specified in writing by Lessee or Principal Mutual to the other:

                    If to Principal Mutual:
                    ----------------------

                    Principal Mutual Life Insurance Company
                    711 High Street
                    Des Moines, IA 50392-1450
                    Attention: Commercial Real Estate Servicing

                    If to Lessee:
                    ------------

                    Simmons  Company
                    ----------------
                    6 Executive Park Drive, N.E.
                    ----------------------------
                    Atlanta, Georgia 30329
                    ----------------------

               All requests or notices shall be effective upon being deposited in the United States Mail, however the time period in which any response to any notice or request must be made shall commence from the date of receipt of the request or notice by the addressee.

           9. If Lessee is a corporation or partnership, Lessee will preserve and keep in force and effect its corporate or partnership existence and all licenses or permits necessary to the proper conduct of its business during the Initial Term of the Lease.

          10. This certificate and the representations made herein shall be governed by the laws of the state where the Property is situated and are binding upon and inure to the benefit of Principal Mutual and Lessee and their respective successors and assigns and to no other persons or entities, and the representations made herein shall survive the closing of the Loan and the delivery of this certificate.

              IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of
                   , 1991.
          --------




                                    SIMMONS COMPANY, a Delaware
                                    Corporation


                                    By /s/
                                      -------------------------


                                    By /s/
                                      -------------------------

                                 "EXHIBIT B"

Record and return to:

Principal Mutual Life Insurance Company
711 High Street
Des Moines, IA 50309
ATTN:

                             ASSIGNMENT OF
                            LEASE AND RENTS

   THIS ASSIGNMENT, made as of  ____, 19____, by_____, a___________
, having a post office address at__________________________________
as Assignor ("Assignor" to be construed as "Assignors" if the context, so requires), to PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation having its principal place of business and post office address at 711 High Street, Des Moines, Iowa 50309, as Assignee,

                           WITNESSETH THAT:

    WHEREAS, Assignor, to evidence and secure a loan indebtedness, has made and delivered to Assignee a promissory note of even date herewith (the "Note") in the _____________________________________
principal amount of $___ payable as provided in the Note and finally maturing on _____________, 19__, with interest as therein expressed, and has executed and delivered a ________ (it being agreed that "Mortgage" as hereinafter used shall be construed to mean "deed of trust" or "trust deed" or "deed to secure debt" if the context so requires) bearing the aforesaid date to secure the Note and creating a lien on Assignor's interest in certain real estate in the County of __________________________________________________________
          , State of ______, more particularly described in Exhibit A attached hereto and made a part hereof, including the improvements now or hereafter ___________________________________________________
thereon and the easements, rights and appurtenances thereunto belonging, all of which ____________________________________________
are hereinafter called the "Mortgaged Premises"; and

    WHEREAS, Assignor is the lessors under that certain written lease of the Mortgaged Premises made under date of ___________ , 19___, to ____________________________, and Assignor may hereafter make other leases of the Mortgaged Premises or parts thereof; and

    WHEREAS, Assignee has required the assignment hereafter made as a condition to making the above loan;

    NOW, THEREFORE, Assignor, for good and valuable considerations the receipt of which is hereby acknowledged, does hereby bargain, sell, transfer, assign, convey, set over and deliver unto Assignee, all rights of the lessor under the above described lease and all other leases affecting the Mortgaged Premises, or any part thereof, now existing or which may be executed at any time in the future during the life of this Assignment, and all amendments, extensions and renewals of said leases and any of them, all of which are hereinafter called the "Leases," and all rents, income and other payments which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Mortgaged Premises. It is intended hereby to establish a present and complete transfer of all the Leases and all rights of the lessor thereunder and all the rents, and other payments arising thereunder on account of the use of the Mortgaged Premises unto Assignee, with the right, but without the obligation, to collect all of said rents, income and other payments which may become due during the life of this Assignment. Assignor agrees to deposit with Assignee all leases of all or any portion of the Mortgaged Premises.

    Assignor hereby appoints Assignee the true and lawful attorney of Assignor with full power of substitution and with power for it and in its name, place and stead, to demand, collect, receipt and give complete acquittances for any and all rents and other amounts herein assigned which may be or become due and payable by the lessees and other occupants of the Mortgaged Premises, and at its discretion to file any claim or take any other action or proceeding and make any settlement of any claims, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of any and all rents and other amounts herein assigned. Lessees of the Mortgaged Premises, or any part thereof, are hereby expressly authorized and directed to pay all rents and other amounts herein assigned to Assignee or such nominee as Assignee may designate in writing delivered to and received by such lessees who are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

    Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by it necessary or proper to enforce this Assignment and to collect the rents and other amounts assigned hereunder, including the right to enter upon the Mortgaged Premises, or any part thereof, and take possession thereof forthwith to the extent necessary to effect the cure of any default on the part of Assignor as lessor in any of the Leases. Assignor hereby grants full power and authority to Assignee to exercise all rights, privileges and powers herein granted at any and all times hereafter, without notice to Assignor, with full power to use and apply all of the rents and other amounts assigned hereunder to the payment of the costs of managing and operating the Mortgaged Premises and of any indebtedness or liability of Assignor to Assignee, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Mortgaged Premises or of making same rentable, attorney fees incurred in connection with the enforcement of this Assignment, and of principal and interest payments due from Assignor to Assignee on the Note and the Mortgage, all in such order as Assignee may determine. Assignee shall be under no obligation to press any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the Leases; and Assignor covenants and agrees that it will faithfully perform all of the obligations imposed under any and all of the Leases and hereby agrees to indemnify Assignee and to hold it harmless from any liability, loss or damage which may or might be incurred by it under the Leases or by reason of this Assignment, and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Mortgaged Premises, or parts thereof, upon Assignee nor shall it operate to make Assignee liable for the carrying out of any of the terms and conditions of any of the Leases, or for any waste of the Mortgaged Premises by the lessee under any of the Leases or any other party, or for any dangerous or defective condition of the Mortgaged Premises or for any negligence in the management, upkeep, repair or control thereof resulting in loss or injury or death to any lessee, licensee, employee or stranger.

    Any amounts collected hereunder by Assignee which are in excess of those applied to pay in full the aforesaid liabilities and indebtedness at the time due shall be promptly paid to Assignor.

    Assignor hereby represents and warrants to Assignee that it is the sole owner of the entire lessor's interest in each of the Leases; that the Leases are not in default and are valid and enforceable and have not been altered, modified or amended in any manner whatsoever except as herein expressly mentioned; that Assignor has not heretofore transferred or assigned the Leases or any of the rents thereunder or any right or interest therein, nor has it collected in advance or anticipated any of the rents thereunder; and Assignor represents and warrants that it is not indebted to the lessees under the Leases in any manner whatsoever so as to give rise to any right of set-off against, or reduction of, the rents payable under the Leases.

    Assignor covenants not to alter, modify, amend or change the terms of the Leases or give any consent or permission or exercise any option required or permitted by the terms thereof or waive any obligation required to be performed by any lessee or cancel or terminate any of the Leases or accept a surrender thereof without prior written consent of Assignee, and Assignor will not make any further transfer or assignment thereof, or convey or transfer or suffer a conveyance or transfer of the Mortgaged Premises or of any interest therein so as to effect, directly or indirectly, a merger of the estates and rights of, or a termination or diminution of the obligations of, any lessee thereunder. Assignor further covenants to deliver to Assignee, promptly upon receipt thereof, copies of any and all demands, claims and notices of default received by it from any lessee under any of the Leases assigned herein.

    Upon payment in full of the principal sum, interest and other indebtedness secured hereby, this Assignment shall be and become null and void; otherwise, it shall remain in full force and effect as herein provided and, with the covenants, warranties and power of attorney herein contained, shall inure to the benefit of Assignee and any subsequent holder of the Note, and shall be binding upon Assignor, and its heirs, legal representatives, successors and assigns, and any subsequent owner of the Mortgaged Premises.

    Notwithstanding any provision herein to the contrary, prior to a default by Assignor in the payment of any indebtedness secured hereby or in the performance of any obligation, covenant or agreement of Assignor contained herein or in the Note or the Mortgage, or in any of the Leases, Assignee hereby grants to Assignor the license to collect as the same become due and payable, but in any event for not more than one calendar month in advance, all rents and other income arising under the Leases and from the Mortgaged Premises, and to enforce all provisions contained in the Leases. Assignor shall render such accounts of collections as Assignee may require. The license herein granted to Assignor shall terminate immediately upon default in payment of any indebtedness secured hereby or in the performance of any other obligation, covenant or agreement of Assignor contained in the Note or the Mortgage, or in this Assignment, or in any of the Leases; and upon written notice of Assignor's default at any time hereafter given by Assignee to any lessee, all rentals thereafter payable and all agreements and covenants thereafter to be performed by the lessee shall be paid and performed by the lessee directly to Assignee in the same manner as if the above license had not been granted, without prosecution of any legal or equitable remedies under the Mortgage. Any lessee of the Mortgaged Premises or any part thereof is authorized and directed to pay to Assignor any rent herein assigned currently for not more than one calendar month in advance and any payment so made prior to receipt by such lessee of notice of Assignor's default shall constitute a full acquittance to lessee therefore.

    Concurrently with the execution of any lease covering the Mortgaged Premises, Assignor will notify the lessee, by U. S.
Certified Mail, of the existence of this Assignment and will deliver an executed copy of this Assignment to such lessee, directing such lessee to make all payments under its lease to Assignee or its nominee in accordance with the terms of this Assignment.

    It is understood and agreed that this Assignment shall become effective concurrently with the Note and the Mortgage.

    IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed and delivered as of the date first hereinabove written.


                                   ------------------------------

                                 By
                                    -----------------------------


                                 By
                                    -----------------------------

                          AMENDMENT TO LEASE

 This Amendment to Lease dated the 31st of July, 1989, by and between Hunter Industrial Venture, successor in interest to Deramus Road Associates II, Crown Developers II and 745 Property Investment, a Missouri Venture General Partnership with offices at 1102 Grand Avenue, Kansas City, Missouri, (hereinafter referred to as "Landlord") and Simmons Company, a Delaware Corporation (hereinafter referred to as "Tenant")

                               WITNESSETH

     WHEREAS, the parties entered into a certain Lease Agreement dated September 22, 1986, to Lease the Premises commonly known as 1758 North Topping Avenue, Kansas City, Missouri; and

     WHEREAS, the parties now desire to further modify and amend said Lease in certain respects.

     NOW, THEREFORE, in consideration of the mutual covenants herein granted, the parties hereby agree that said Lease, shall be further amended in the following respects.

     1) To revise the identification of the Tenant from Simmons U.S.A. Corporation, to Simmons Company wherever said identification appears in the Lease.

     2) Landlord and Tenant hereby agree that effective August 1, 1989, (or when the "Expansion Space" becomes available), Tenant total square footage will be expanded from 66,665 square feet (the "Leased Space") by an additional 18,500 square feet (the "Expansion Space") for a total of 85,165 square feet as shown on attached Exhibit "A". Tenant's proportionate share of the building shall increase from 20.365% to a total of 26.016%.

     3) Landlord and Tenant hereby agree that the term for the "Expansion Space" shall commence August 1, 1989 (or when the "Expansion Space" becomes available), and terminate May 18, 1992.

     4) Landlord and Tenant hereby agree that the Lease Rate for the "Expansion Space" shall be $3.10 per square foot or $4,779.17 per month.

     5) Landlord and Tenant hereby agree that Landlord at Landlord's sole cost and expense shall perform the following improvements.

                a) Provide access to the "Expansion Space" by removal of existing demising wall.

                b)   Install three (3) building standard dock shelters.

                c)   Repair "Expansion Space" warehouse floor.

     6) Landlord and Tenant hereby agree that Tenant shall have the option to renew the "Expansion Space" thru May 18, 1997 upon one hundred twenty (120) days notice to the Landlord. The Lease Rate for the "Expansion Space" shall be $3.75 per square foot or $5,781.25 per
 month.   If Tenant does not exercise said option, Landlord and Tenant agree that Tenant at Tenant's sole cost and expense shall rebuild the demising wall that separated said "Expansion Space".

     Except as Expressly modified herein, all terms and conditions of said Lease, will as of the date hereof, remain in full force and effect, and Landlord and Tenant mutually agree that neither party is, as of the date hereof, in default with respect to said Lease.

     IN   WITNESS  WHEREOF,  the  parties  hereto  have  executed  this
 Amendment to Lease, the day and year first above written.

 Landlord
 HUNTER INDUSTRIAL VENTURE


 By: /s/
    -------------------------


 Tenant
 SIMMONS COMPANY



 By: /s/
    -------------------------

                             AMENDMENT TO LEASE
                             ------------------

  THIS AMENDMENT TO LEASE, dated the 27th day of February 1990, by and between Hunter Industrial Venture, a Missouri joint venture and general partnership, (hereinafter referred to as "Landlord") and Simmons Company, a Delaware Corporation, (hereinafter referred to as "Tenant").

                                WITNESSETH:

  WHEREAS, the parties entered into a certain Lease Agreement dated September 22, 1986, to lease the Premises commonly known as 1758 North Topping Avenue, Kansas City, Missouri, amended said Lease with Amendment to Lease the 31st of July 1989; and

  WHEREAS, the parties now desire to modify and amend said Lease and Lease Amendment in certain respects.

  NOW, therefore, in consideration of the mutual covenants herein granted, the parties hereby agree that said Lease and Lease Amendment shall be further amended in the following respects:

  1. The introductory paragraph of the said Amendment to Lease dated 31 July 1989, is hereby amended to read, "THIS AMENDMENT TO LEASE dated 31st day of July 1989, by and between Hunter Industrial Venture, a Missouri joint venture and general partnership, (hereinafter referred to as "Landlord") and Simmons Company, a Delaware Corporation, (hereinafter referred to as "Tenant")."

  2. The second provision of said Lease Amendment dated 31 July 1989, is hereby amended to read, "Landlord and Tenant hereby agree that effective December 1, 1989, Tenant's Total Square Footage will be expanded from 66,665 square feet (the "Leased Space") by an additional 18,500 square feet (the "Expansion Space") for a total of 85,165 square feet as shown on attached Exhibit "A". Tenant's proportionate share of the building shall increase from 20.365% to a total of 26.061%."

  EXCEPT as expressly modified herein, all terms and conditions of said Lease, as of the date hereof, remain in full force and effect, and Landlord and Tenant mutually agree that neither party as of the date hereof, are in default with respect to said Lease.

  IN WITNESS WHEREOF, the parties hereto have executed the Amendment to Lease, the day and year first above written.

  HUNTER INDUSTRIAL VENTURE            SIMMONS COMPANY
      (LANDLORD)                          (TENANT)


  BY: /s/                         BY  /s/
      -------------------------       -----------------------------

  ITS: Partner                    ITS:  Vice Chairman
      -------------------------       -----------------------------

                         SECOND AMENDMENT TO LEASE

  This Second Amendment to Lease, dated this 7th day of May, 1992, by and between Hunter Industrial Venture, a Missouri Joint Venture General Partnership, (hereinafter referred to as "Landlord") and Simmons U.S.A. Corporation Delaware Corporation, (hereinafter referred to as "Tenant").

                                WITNESSETH:

  Whereas, the parties entered into a certain Lease Agreement dated September 22, 1986, to lease the premises commonly known as 1758 North Topping Avenue, Kansas City, Missouri, amended said lease with Declaration of Commencement dated February 25, 1987, and Amendment to Lease the 31st of July, 1989 and Amendment to Lease the 27th of February, 1990 and;

  Whereas, the parties now desire to modify and amend said Lease and Lease Amendments in certain requests;

  Now, therefore, in consideration of the mutual covenants herein granted, the parties hereby agree that said Lease and Lease Amendments shall be further Amended in the following respects:


       1) Paragraph 6 of Amendment to Lease, dated July 31, 1989 is hereby revised as follows:

            A) The Lease term for the 18,500 square foot "Expansion Space" shall be extended for an additional five (5) year period commencing May 19, 1992, and terminating May 18, 1997.

            B)  The base lease rate for the 18,500 square foot
                "Expansion Space" shall be as follows:

                May 19, 1992 through December 31, 1992
                18,500  square feet @ $3.10/square foot or $4,779.17/
                month January 1, 1993 through May 18, 1997
                18,500 square feet @ $3.75/square foot or $5,781.25/
                month

  Except as expressly modified herein, all terms and conditions of said Lease and Amendments to Lease, as of the date hereof, remain in full force and effect, and Landlord and Tenant mutually agree that neither party as of the date hereof, are in default with respect to said Lease and Amendments to Lease.

  In Witness Whereof, the parties hereto have executed the Second Amendment to Lease, the day and year first above written.


                                     SIMMONS COMPANY
  Hunter Industrial Venture         (formerly Simmons U.S.A. Corporation)
  (Landlord)                        (Tenant)



  By:/s/                             By: /s/
     ------------------------            ---------------------

  Its: Partner                       Its: SR. V-P
      -----------------------            ---------------------